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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d)of
                      The Securities Exchange Act of 1934



                       Date of Report: November 15, 1999


                            COLORADO MEDTECH, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)




          Colorado                    000-12471             84-0731006
----------------------------      ----------------     -------------------
(State or other jurisdiction      (Commission File      I.R.S. Employer
     of incorporation)                Number)          Identification No.)

                              6175 Longbow Drive
                            Boulder, Colorado 80301
                            -----------------------
         (Address, including zip code, of principal executive offices)


                                (303) 530-2660
                                --------------
                        (Registrant's telephone number,
                             including area code)
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Item 2.  Acquisition or Disposition of Assets.

     On November 15, 1999, Colorado MEDtech, Inc. acquired CIVCO Medical Instruments Co., Inc. pursuant to a Plan and Agreement of Share Exchange by and among Colorado MEDtech, Inc., CIVCO Medical Instruments Co., Inc. and Victor Wedel. CIVCO, a privately held company located in Kalona, Iowa, is a designer and manufacturer of specialized medical products for ultrasound imaging equipment and procedures and for minimally invasive surgery equipment and procedures. Pursuant to the Plan and Agreement of Share Exchange, Colorado MEDtech acquired all of the outstanding shares of CIVCO, as well as its Kalona facility, from Victor Wedel, for consideration consisting of 736,324 shares of Colorado MEDtech, Inc. common stock. The number of shares of common stock issued by Colorado MEDtech was determined based upon a negotiated value of $15.00 per share.

     CIVCO's business focuses on supplying innovative product design, manufacturing, distribution and support to the world's leading imaging original equipment manufacturers (OEMs). CIVCO's annualized revenues are approximately $10 million and it employs approximately 95 people. The CIVCO business will remain at its current location and will operate as a subsidiary of Colorado MEDtech. Charles Klasson will continue as President of CIVCO.

     The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by
Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than sixty days after the date this report must be filed.

     (b)  Pro forma financial information.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by
Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than sixty days after the date this report must be filed.

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     (c)  Exhibits.

     No.  Description
     ---  -----------

     2.1 Plan and Agreement of Share Exchange dated November 15, 1999, by and among Colorado MEDtech, Inc., CIVCO Medical Instruments Co., Inc., and Victor Wedel. As permitted by Item 601(b)(2), Exhibits and Schedules listed in the Plan and Agreement of Share Exchange have been omitted, but will be provided to the Commission upon request.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 29/th/ day of November, 1999.



                                       COLORADO MEDTECH, INC.


                                       By: /s/ John V. Atanasoff
                                          -------------------------------
                                           John V. Atanasoff II
                                           Chief Executive Officer

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